Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Net Income (Loss) Per Share	NET INCOME (LOSS) PER SHARE
Baytex calculates basic income or loss per share based on the net income or loss attributable to shareholders using the weighted average number of shares outstanding during the period. Diluted income per share amounts reflect the potential dilution that could occur if share awards were converted to common shares. The treasury stock method is used to determine the dilutive effect of share awards whereby the potential conversion of share awards and the amount of compensation expense, if any, attributed to future services are assumed to be used to purchase common shares at the average market price during the year.

	Years Ended December 31
	2024			2023
	Net income	Weighted average common shares (000's)	Net income per share	Net loss	Weighted average common shares (000's)	Net loss per share
Net income (loss) - basic	$236,597	803,435	$0.29	$(233,356)	704,896	$(0.33)
Dilutive effect of share awards	—	4,276	—	—	—	—
Net income (loss) - diluted	$236,597	807,711	$0.29	$(233,356)	704,896	$(0.33)

For the year ended December 31, 2024, no share awards were excluded from the calculation of diluted income per share as their effect was dilutive. For the year ended December 31, 2023, all share awards were excluded from the calculation of diluted loss per share as their effect was anti-dilutive given the Company recorded a loss.